EXHIBIT 99.1

Vertex Enters Into Agreement to Acquire Alpine Immune Sciences

- Alpine is a clinical stage biotechnology company focused on discovering and developing innovative, protein-based immunotherapies -

- Alpine’s lead product, povetacicept, demonstrated best-in-class potential in patients with IgA nephropathy (IgAN); Phase 3 to initiate in H2 2024 -

- Povetacicept holds promise as a pipeline-in-a-product, with clinical studies in additional serious diseases underway -

- Alpine’s protein engineering and immunotherapy expertise augments Vertex’s toolbox and capabilities -

- Vertex to host investor call today, April 10, at 4:30 pm ET -

BOSTON and SEATTLE (BUSINESS WIRE) – April 10, 2024—Vertex Pharmaceuticals Incorporated (Nasdaq: VRTX) and Alpine Immune Sciences, Inc. (Nasdaq: ALPN), a biotechnology company focused on discovering and developing innovative, protein-based immunotherapies, today announced that the companies have entered into a definitive agreement under which Vertex will acquire Alpine for $65 per share or approximately $4.9 billion in cash. The transaction was unanimously approved by both the Vertex and Alpine Boards of Directors and is anticipated to close later this quarter.

Alpine’s lead molecule, povetacicept (ALPN-303), is a highly potent and effective dual antagonist of BAFF (B cell activating factor) and APRIL (a proliferation inducing ligand). Through Phase 2 development, povetacicept has shown potential best-in-class efficacy in IgA nephropathy (IgAN). IgAN is a serious, progressive, autoimmune disease of the kidney that can lead to end-stage-renal disease. There are no approved therapies that target the underlying cause of IgAN. IgAN is the most common cause of primary (idiopathic) glomerulonephritis worldwide, affecting approximately 130,000 people in the U.S. Povetacicept is on track to enter Phase 3 clinical development in the second half of 2024.

Due to its mechanism of action as a dual BAFF/APRIL antagonist, povetacicept holds the potential to benefit patients with other serious autoimmune diseases of the kidney, such as membranous nephropathy and lupus nephritis, as well as autoimmune cytopenias. Clinical studies in renal indications and autoimmune cytopenias are ongoing.

“Alpine is a compelling strategic fit for Vertex and furthers our ambition of using scientific innovation to create transformative medicines targeting serious diseases with high unmet need in specialty markets,” said Reshma Kewalramani, M.D., FASN, Chief Executive Officer and President of Vertex. “We look forward to welcoming the talented Alpine team to Vertex and believe that together we can bring povetacicept, a potential best-in-class treatment for IgAN to patients faster. We also look forward to fully exploring povetacicept’s potential as a ‘pipeline-in-a-product’ and adding Alpine’s protein engineering and immunotherapy capabilities to Vertex’s toolbox.”

“Today’s announcement marks a new chapter for Alpine,” said Mitchell H. Gold, M.D., Executive Chairman and Chief Executive Officer of Alpine. “It became clear during our discussions with the Vertex team that we share many core values, including a commitment to patients, our employees, and an intense drive for innovation. Povetacicept has demonstrated potential best-in-class attributes in IgA nephropathy and has broad development potential across a number of other autoimmune and inflammatory conditions with significant unmet need. We look forward to the opportunity, now more than ever, to make a meaningful difference in the lives of patients worldwide as part of Vertex.”

Transaction Terms

Under the terms of the merger agreement, Vertex will acquire Alpine for $65 per share in cash, for a total equity value of approximately $4.9 billion, or approximately $4.6 billion net of estimated cash acquired. A subsidiary of Vertex will commence a cash tender offer to purchase all outstanding shares of Alpine common stock.

The transaction is expected to close in the second quarter of 2024, subject to certain conditions, including the tender of a majority of the outstanding shares of Alpine common stock and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and other customary conditions.

Advisors

Lazard is acting as financial advisor to Vertex. Skadden, Arps, Slate, Meagher & Flom is serving as legal counsel to Vertex. For Alpine, Centerview Partners is acting as exclusive financial advisor and Fenwick & West LLP as legal counsel.

About IgA Nephropathy (IgAN)

IgAN is a serious, progressive, life-threatening chronic kidney disease that is the most common cause of primary (idiopathic) glomerulonephritis, affecting people worldwide including approximately 130,000 people in the U.S. IgAN is thought to result from deposition of circulating immune complexes consisting of immunoglobulins and galactose-deficient immunoglobulin A (Gd-IgA1) in the renal glomerular mesangium, triggering kidney injury and fibrosis. A high percentage of people with IgAN progress to end-stage renal disease. There are no approved therapies that target the underlying cause of IgAN.

About Povetacicept (ALPN-303)

Povetacicept (ALPN-303) is a dual antagonist of the BAFF (B cell activating factor) and APRIL (a proliferation inducing ligand) cytokines, which play key roles in pathogenesis of multiple autoimmune diseases via their roles in the activation, differentiation and/or survival of B cells, T cells and innate immune cells. Based upon an engineered TACI (transmembrane activator and CAML interactor) domain, povetacicept has higher binding affinity and greater potency in preclinical studies versus other inhibitors of BAFF and/or APRIL alone and has demonstrated potential best-in-class efficacy in a clinical trial in patients with IgA nephropathy. Povetacicept is also in development for multiple serious diseases including other autoimmune kidney diseases and autoimmune cytopenias. Povetacicept is targeted to enter Phase 3 in the second half of 2024.

Alpine will provide updated clinical data from RUBY-3, a phase 1b/2a study of povetacicept to investors during a conference call scheduled for 5:15 pm ET today, April 10, 2024.

Vertex Conference Call and Webcast

Vertex will host a conference call and webcast at 4:30 pm ET today, April 10, 2024. To access the call, please dial (833) 630-2124 (U.S.) or +1 (412) 317-0651 (International) and reference the “Vertex Pharmaceuticals Conference Call.”

The conference call will be webcast live and a link to the webcast can be accessed through Vertex’s website at www.vrtx.com in the “Investors” section. To ensure a timely connection, it is recommended that participants register at least 15 minutes prior to the scheduled webcast. An archived webcast will be available on the company’s website in the “Investors” section.

Alpine Conference Call and Webcast

Alpine will host a conference call and webcast at 5:15 pm ET today, April 10, 2024.

The link to the webcast is available in the investor relations section of the Company’s website at https://ir.alpineimmunesciences.com/events and a replay will be available on the Company’s website for 90 days following the live event.

About Alpine

Alpine is committed to leading a new wave of immune therapeutics. With world-class research and development capabilities, a highly productive scientific platform, and a proven management team, Alpine is seeking to create first- or best-in-class multifunctional immunotherapies via unique protein engineering technologies to improve patients’ lives. Alpine has entered into strategic collaborations with leading global biopharmaceutical companies and has a diverse pipeline of clinical and preclinical candidates in development.

About Vertex

Vertex is a global biotechnology company that invests in scientific innovation to create transformative medicines for people with serious diseases. The company has approved medicines that treat the underlying causes of multiple chronic, life-shortening genetic diseases — cystic fibrosis, sickle cell disease and transfusion-dependent beta thalassemia — and continues to advance clinical and research programs in these diseases. Vertex also has a robust clinical pipeline of investigational therapies across a range of modalities in other serious diseases where it has deep insight into causal human biology, including acute and neuropathic pain, APOL1-mediated kidney disease, autosomal dominant polycystic kidney disease, type 1 diabetes, myotonic dystrophy type 1 and alpha-1 antitrypsin deficiency.

Vertex was founded in 1989 and has its global headquarters in Boston, with international headquarters in London. Additionally, the company has research and development sites and commercial offices in North America, Europe, Australia, Latin America and the Middle East. Vertex is consistently recognized as one of the industry’s top places to work, including 14 consecutive years on Science Magazine’s Top Employers list and one of Fortune’s 100 Best Companies to Work For. For company updates and to learn more about Vertex’s history of innovation, visit www.vrtx.com or follow us on LinkedIn, Facebook, Instagram, YouTube and Twitter/X.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements related to Vertex, Alpine and the proposed acquisition of Alpine by Vertex (the “Transaction”) that are subject to risks, uncertainties and other factors. While Vertex believes the forward-looking statements contained in this communication are accurate, these forward-looking statements represent the beliefs of Alpine and Vertex only as of the date of this communication, and there are a number of risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies’

and members of their senior management teams. Forward-looking statements are not purely historical and may be accompanied by words such as “anticipates,” “may,” “forecasts,” “expects,” “intends,” “plans,” “potentially,” “believes,” “seeks,” “estimates,” and other words and terms of similar meaning. Such statements may relate to: the ability of Vertex to advance Alpine’s platform technology and potential therapies, such as povetacicept, on a timely basis; filings and approvals relating to the Transaction; the expected timing of the completion of the Transaction; the ability to complete the Transaction considering the various closing conditions; difficulties or unanticipated expenses in connection with integrating the companies; and any assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the timing of the Transaction; uncertainties as to how many of Alpine’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; the effects of the Transaction on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; that Vertex may not realize the potential benefits of the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; Transaction costs; and actual or contingent liabilities related to the Transaction. In addition, the product candidates being developed by Alpine are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these product candidates will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Vertex’s and Alpine’s businesses, particularly those risks listed under the heading “Risk Factors” and the other cautionary factors discussed in the parties’ periodic reports filed with the Securities and Exchange Commission (the “SEC”), including Vertex’s annual report on Form 10-K for the year ended December 31, 2023, and its quarterly reports on Form 10-Q and current reports on Form 8-K, and Alpine’s annual report on Form 10-K for the year ended December 31, 2023, and its quarterly reports on Form 10-Q and current reports on Form 8-K, as well as the Solicitation/Recommendation Statement to be filed by Alpine and the Tender Offer Materials to be filed by Vertex and Adams Merger Sub, Inc., a direct wholly owned subsidiary of Vertex, all of which are available, or will be available when filed, for free on the SEC’s website at www.sec.gov. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to Vertex and Alpine, and Vertex and Alpine disclaim any obligation to update the information contained in this communication as new information becomes available, except as required by law.

Additional Information and Where to Find It

The tender offer for the outstanding shares of common stock of Alpine Immune Sciences, Inc. (“Alpine”) referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Alpine, nor is it a substitute for any tender offer materials that Vertex Pharmaceuticals Incorporated (together with its subsidiaries, “Vertex”), or Alpine will file with the SEC. At the time the tender offer is commenced, Vertex will file with the SEC a Tender Offer Statement on Schedule TO which will include an Offer to Purchase, a related Letter of Transmittal and certain other tender offer documents (together, the “Tender Offer Materials”), and Alpine will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) with respect to the tender offer. ALPINE’S SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE

THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Tender Offer Materials, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of Alpine at no expense to them. The Tender Offer Materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained free of charge under the “Investors” section of Vertex’s website at https://investors.vrtx.com/financial-information/sec-filings or by contacting Vertex by phone at (617) 341-6108 or by email at InvestorInfo@vrtx.com, or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Materials. In addition to the Tender Offer Materials and the Solicitation/Recommendation Statement, Alpine and Vertex file periodic reports and other information with the SEC. Vertex’s and Alpine’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov and their respective investor relations websites at the addresses above.

(VRTX-GEN)

Vertex Pharmaceuticals Incorporated

Investors:

InvestorInfo@vrtx.com

+1 617-341-6108

Media:

mediainfo@vrtx.com

or

U.S.: +1 617-341-6992

or

Heather Nichols: +1 617-839-3607

or

International: +44 20 3204 5275

Alpine Immune Sciences, Inc.

Media and Investor Relations Contacts:

ir@alpineimmunesciences.com

media@alpineimmunesciences.com